Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 13G

(Rule 13d-102)

INFORMATION TO BE INCLUDED IN STATEMENTS
FILED PURSUANT TO RULE 13d-1(b), (c),
AND (d) AND AMENDMENTS THERETO FILED
PURSUANT TO RULE 13d-2(b)
(Amendment No. _)*

PACIFIC INTERNET LIMITED

(Name of Issuer)

ORDINARY SHARES, PAR VALUE S$2.00 PER SHARE

(Title of Class of Securities)

Y66183-10-7

(CUSIP Number)

DECEMBER 31, 1999

(Date of Event Which Requires Filing of this Statement)

Check the appropriate box to designate the Rule Pursuant to which this Schedule is filed.

Rule 13d-1(b)         Rule 13d-1(c)         Rule 13d-1(d)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. Y66183-10-7

13G

Page 2 of 10 Pages

1

NAME OF REPORTING PERSON I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS (ENTITIES ONLY)
SembCorp Ventures Pte Ltd

2

CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) (b)

3

SEC USE ONLY

4

CITIZENSHIP OR PLACE OF ORGANIZATION
REPUBLIC OF SINGAPORE

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH

5

SOLE VOTING POWER
0

6

SHARED VOTING POWER
5,356,960

7

SOLE DISPOSITIVE POWER
0

8

SHARED DISPOSITIVE POWER
5,356,960

9

AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
5,356,960

10

CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES

11

PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
42.37%

12

TYPE OF REPORTING PERSON
CO

CUSIP No. Y66183-10-7

13G

Page 3 of 10 Pages

1

NAME OF REPORTING PERSON I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS (ENTITIES ONLY)
Sembawang Corporation Ltd.

2

CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) (b)

3

SEC USE ONLY

4

CITIZENSHIP OR PLACE OF ORGANIZATION
REPUBLIC OF SINGAPORE

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH

5

SOLE VOTING POWER
0

6

SHARED VOTING POWER
5,356,960

7

SOLE DISPOSITIVE POWER
0

8

SHARED DISPOSITIVE POWER
5,356,960

9

AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
5,356,960

10

CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES

11

PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
42.37%

12

TYPE OF REPORTING PERSON
CO

CUSIP No. Y66183-10-7

13G

Page 4 of 10 Pages

1

NAME OF REPORTING PERSON I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS (ENTITIES ONLY)
SembCorp Industries Ltd.

2

CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) (b)

3

SEC USE ONLY

4

CITIZENSHIP OR PLACE OF ORGANIZATION
REPUBLIC OF SINGAPORE

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH

5

SOLE VOTING POWER
0

6

SHARED VOTING POWER
5,356,960

7

SOLE DISPOSITIVE POWER
0

8

SHARED DISPOSITIVE POWER
5,356,960

9

AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
5,356,960

10

CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES

11

PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
42.37%

12

TYPE OF REPORTING PERSON
CO

CUSIP No. Y66183-10-7

13G

Page 5 of 10 Pages

1

NAME OF REPORTING PERSON I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS (ENTITIES ONLY)
Temasek Holdings (Private) Limited

2

CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) (b)

3

SEC USE ONLY

4

CITIZENSHIP OR PLACE OF ORGANIZATION
REPUBLIC OF SINGAPORE

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH

5

SOLE VOTING POWER
0

6

SHARED VOTING POWER
5,356,960

7

SOLE DISPOSITIVE POWER
0

8

SHARED DISPOSITIVE POWER
5,356,960

9

AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
5,356,960

10

CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES

11

PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
42.37%

12

TYPE OF REPORTING PERSON
CO

Item 1.
	(a)	Name of Issuer:
PACIFIC INTERNET LIMITED (the "Issuer")

	(b)	Address of Issuer's Principal Executive Offices:
Pacific Internet Limited 89 Science Park Drive #02/05-06 The Rutherford Singapore 118261

Item 2.
	(a)	Name of Persons Filing:
SembCorp Ventures Pte Ltd ("SembVentures") Sembawang Corporation Ltd. ("SembCorp") SembCorp Industries Ltd. ("SCI") Temasek Holdings (Private) Limited ("Temasek")

	(b)	Address of Principal Business Office of the Reporting Persons:

As to SembVentures:

435 Orchard Road
#22-01 Wisma Atria
Singapore 238877

As to SembCorp and SCI:

9 Bishan Place
#08-00 Junction 8
Singapore 579837

As to Temasek:

8 Shenton Way
#38-03 Temasek Tower
Singapore 068811

	(c)	Citizenship:
As to SembVentures, SembCorp, SCI and Temasek: Republic of Singapore

	(d)	Title of Class of Securities:
ORDINARY SHARES, par value S$2.00 per share (the "Shares")

	(e)	CUSIP Number:
Y66183-10-7

Item 3.	If this statement is filed pursuant to Rule 13d-1(b) or 13d-2(b) or (c), check whether the person filing is a :
	(a)	Broker or dealer registered under Section 15 of the Act (15 U.S.C.78o);

	(b)	Bank as defined in Section 3(a)(6) of the Act (15 U.S.C.78c);

	(c)	Insurance company as defined in Section 3(a)(19) of the Act (15 U.S.C. 78c);

	(d)	Investment company registered under Section 8 of the Investment Company Act of 1940 (15 U.S.C 80a-8);

	(e)	An investment adviser in accordance with S240.13d-1(b)(1)(ii)(E);

	(f)	An employee benefit plan or endowment fund in accordance with S240.13d-1(b)(1)(ii)(F);

	(g)	A parent holding company or control person in accordance with S240.13d-1(b)(1)(ii)(G);

	(h)	A savings associations as defined in Section 3(b) of the Federal Deposit Insurance Act (12 U.S.C 1813);

	(i)	A church plan that is excluded from the definition of an investment company under Section 3(c)(14) of the Investment Company Act of 1940 (15 U.S.C. 80a-3);

	(j)	Group, in accordance with S240.13d-1(b)(1)(ii)(J).
If this statement is filed pursuant to Rule 13d-1(c), check this box.
Item 4.	Ownership
SembVentures is a wholly-owned subsidiary of SembCorp, which is in turn a wholly-owned subsidiary of SCI, which is approximately 59.06% owned by Temasek. Temasek is 100%-owned by the Minister for Finance (Incorporated) for Singapore, the principal holding company for the Government of Singapore.

	(a)	Amount beneficially owned:
As of February 3, 2000, each of the following persons may be deemed to be the beneficial owner of the following number of shares:

SembVentures: SembVentures is the direct beneficial owner of 5,356,960 Shares of the Issuer.

SembCorp, SCI and Temasek: Each of (i) SembCorp, as the owner of 100% of SembVentures, (ii) SCI, as the owner of 100% of SembCorp, and (iii) Temasek, as the owner of approximately 59.06% of SCI, may be deemed to share with SembVentures the power to vote or direct the vote and to dispose or direct the disposition of the 5,356,960 Shares of the Issuer of which SembVentures is the direct beneficial owner. The filing of this Schedule 13G should not, however, be construed as an admission that Temasek is, for purposes of Section 13(d) of the Act, the beneficial owner of any of the Shares beneficially owned directly by SembVentures.

	(b)	Percent of class:
The number of Shares of which SembVentures, SembCorp, SCI and Temasek may be deemed to be the beneficial owner constitutes approximately 42.37% of the total number of Shares outstanding as of February 3, 2000. According to the Issuer, 12,643,566 Shares were outstanding as of February 3, 2000.

	(c)	Number of shares as to which the person has:
(i) Sole power to vote or to direct the vote: SembVentures: None SembCorp: None SCI: None Temasek: None

(ii) Shared power to vote or to direct the vote: SembVentures: 5,356,960 SembCorp: 5,356,960 SCI: 5,356,960 Temasek: 5,356,960

(iii) Sole power to dispose or to direct the disposition of: SembVentures: None SembCorp: None SCI: None Temasek: None

(iv) Shared power to dispose or direct the disposition of: SembVentures: 5,356,960 SembCorp: 5,356,960 SCI: 5,356,960 Temasek: 5,356,960

Item 5.	Ownership of Five Percent or Less of a Class
If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following .

Item 6.	Ownership of More than Five Percent on Behalf of Another Person.
NOT APPLICABLE

Item 7.	Identification and Classification of Subsidiary Which Acquired the Security Being Reported on By the Parent Holding Company or Control Person.
NOT APPLICABLE

Item 8.	Identification and Classification of Members of the Group
NOT APPLICABLE

Item 9.	Notice of Dissolution of Group
NOT APPLICABLE

Item 10.	Certification
NOT APPLICABLE

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Date: February 11, 2000

SEMBCORP VENTURES PTE LTD
By: /s/ Mah Swee Keong
Name:	MAH SWEE KEONG
Title:	Company Secretary

SEMBAWANG CORPORATION LTD
By: /s/ Linda Hoon Siew Kin
Name:	LINDA HOON SIEW KIN
Title:	Company Secretary

SEMBCORP INDUSTRIES LTD
By: /s/ Linda Hoon Siew Kin
Name:	LINDA HOON SIEW KIN
Title:	Group Company Secretary

TEMASEK HOLDINGS (PRIVATE) LIMITED
By: /s/ Jeffrey Chua
Name:	JEFFREY CHUA
Title:	Asst. Company Secretary

EXHIBIT A

JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the statement on Schedule 13G, dated December 31, 1999 (the "Schedule 13G), with respect to the Ordinary Shares, par value S$2.00 per share, of Pacific Internet Limited is, and any amendments thereto executed by each of the undersigned shall be, filed on behalf of each of the undersigned and that this Joint Filing Agreement shall be included as an exhibit to the Schedule 13G and each such amendment. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but such person is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the 11th day of February, 2000.

SEMBCORP VENTURES PTE LTD
By: /s/ Mah Swee Keong
Name:	MAH SWEE KEONG
Title:	Company Secretary

SEMBAWANG CORPORATION LTD
By: /s/ Linda Hoon Siew Kin
Name:	LINDA HOON SIEW KIN
Title:	Company Secretary

SEMBCORP INDUSTRIES LTD
By: /s/ Linda Hoon Siew Kin
Name:	LINDA HOON SIEW KIN
Title:	Group Company Secretary

TEMASEK HOLDINGS (PRIVATE) LIMITED
By: /s/ Jeffrey Chua
Name:	JEFFREY CHUA
Title:	Asst. Company Secretary